PLACEMENT AGENT AGREEMENT

Dated as of: October 1, 2012

Algodon Wines & Luxury Development Group, Inc.

135 Fifth Avenue, 10th Floor

New York, New York 10010

Ladies and Gentlemen:

Algodon Wines & Luxury Development Group, Inc., a Delaware corporation (the “Company”), hereby agrees with DPEC Capital, Inc., a Delaware corporation (the “Placement Agent”), as follows:

1.          Offering.

A.           The Company hereby engages the Placement Agent to act as its exclusive placement agent in connection with the issuance and sale by the Company (the “Offering”) of up to 7,500,000 of shares of its Series A Preferred Stock, $.01 par value per share (the “Shares”), at a price of $2.30 per share. A sale of 7,500,000 of Shares (plus up to an additional 2,250,000 Shares which the Company reserves the right to issue on the same terms provided herein) shall be referred to as the “Maximum Offering”.

B.           The Shares will be offered pursuant to a Confidential Private Placement Memorandum (“Memorandum”), dated October 1, 2012, prepared by the Company (such Memorandum, together with all amendments thereof and supplements and exhibits thereto, are referred to herein as the “Offering Documents”), and shall be issued pursuant to the terms and conditions set forth in the Subscription Agreement (substantially in the form annexed as Exhibit A to the Memorandum) to be executed by each purchaser and the Company at each Closing (as defined in Section 1(C) hereof) (collectively, the “Subscription Agreements”).

C. (1) The Shares will be offered by the Placement Agent on a “best efforts” basis up to the amount of the Maximum Offering. Subject to the conditions set forth in Section 8 hereof, if subscriptions for Shares have been received prior to March 31, 2013, and are accepted by the Company, a closing under this Agreement (the “Initial Closing”) shall be held at the offices of the Placement Agent, or such other place as the parties may agree, as soon as practicable following the date upon which the Placement Agent and the Company confirm in writing to each other that subscriptions for of Shares have been accepted, or at such other place, time, or date as the Company and the Placement Agent shall agree upon. The date upon which the Initial Closing is held shall hereinafter be referred to as the “Initial Closing Date.” If subscriptions for Shares have not been accepted by the Company by the Termination Date (as defined below), no Shares will be sold and the subscription funds will be returned promptly to subscribers.

(2) At any time following the Initial Closing and prior to the Termination Date (as hereinafter defined), if subscriptions for the sale of up to the amount of the Maximum Offering are received and accepted by the Company, one or more closings (each an “Additional Closing”) shall take place in the manner herein set forth with respect to the Initial Closing. In the event that an Additional Closing has not taken place for any subscription received and accepted on or prior to the Termination Date, a final closing (“Final Closing”) shall be held on such date for the Shares which are the subject of such subscriptions. References herein to a “Closing” shall mean the Initial Closing, any Additional Closing or the Final Closing, as the context requires, and the date thereof shall be referred to as a “Closing Date.”

D.           The Offering will terminate on the earlier of the sale of all Shares available under a Maximum Offering, or March 31, 2013 (such date is hereinafter referred to as the “Termination Date”; the period commencing on the date hereof and ending on the Termination Date is sometimes referred to herein as the “Offering Period”). Upon agreement of the parties hereto, the Termination Date may be extended to a date not later than June 30, 2013.

2.          Information.

A.           Payment for the Shares shall be made by wire transfer or by check as more fully described in the Subscription Agreements. The minimum purchase by any purchaser shall be $46,000 except that subscriptions for a lesser amount may be accepted at the discretion of the Company and the Placement Agent. The Placement Agent and the Company agree that the Shares will be offered and sold only to “accredited investors” within the meaning of Rule 501 of Regulation D (“Accredited Investors”) promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Act and Rule 506 of Regulation D of the Securities Act.

B.           The Company and the Placement Agent each reserve the right to reject any subscriber, in whole or in part, in each of their sole discretion. Subscriptions shall be deemed accepted upon deposit of payment made by check into the account of Placement Agent (or the Company with Placement Agent’s approval) or receipt of a payment by wire that is not returned to the subscriber within one business day. Notwithstanding anything to the contrary contained herein, the Company’s right to reject a subscriber shall lapse three (3) business days after receipt by the Company of the fully completed and duly executed subscription documents from the Placement Agent with respect to such subscriber (unless it is determined subsequent to such period that such subscriber does not meet the investor suitability requirements of the Offering). Funds received from any subscriber whose subscription is rejected will be returned to such subscriber, without deduction therefrom or interest thereon, but no sooner than such funds have cleared the banking system in the normal course of business.

C.           Upon the Company’s acceptance of subscriptions for Shares and an Initial Closing with respect thereto, all funds received from such subscriptions will be promptly distributed in accordance with the following: to the Company, 90% of the gross proceeds from the sale of such Shares (against delivery of the appropriate amount of Shares sold), and to the Placement Agent, 10% as the placement agent commission. Upon the Company’s acceptance of subscriptions for additional Shares and an Additional Closing or Final Closing with respect thereto, all funds received from such subscriptions will be promptly and similarly transmitted to the Company and the Placement Agent as above. Promptly after the Final Closing, the Company also shall issue to the Placement Agent, or its designees, warrants to purchase 10% of the number of Shares which are placed pursuant hereto (the “Placement Agent Warrants”).

D.           The Shares will be offered without registration under the Securities Act of 1933, as amended (the “Securities Act”).

E.           The Placement Agent acknowledges that to the extent commissions or sales fees have already been paid to DPEC Capital or its registered representatives in connection with the prior sale of any convertible promissory notes issued by the Company, and such notes are converted into Preferred Shares pursuant to the Offering, such commissions or sales fees shall be deducted from any amounts due hereunder from the Company.

3.           Representations, Warranties and Covenants of the Placement Agent.

The Placement Agent represents, warrants and covenants as follows:

A.           The Placement Agent has the necessary power to enter into this Agreement and to consummate the transactions contemplated hereby and thereby.

B.           The execution and delivery by the Placement Agent of this Agreement, and the consummation of the transactions contemplated herein and therein, will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Placement Agent is a party or by which the Placement Agent or its properties are bound, or any judgment, decree, order or, to the Placement Agent’s knowledge, any statute, rule or regulation applicable to the Placement Agent. Assuming the due authorization, execution, delivery and performance by the Company, this Agreement, when executed and delivered by the Placement Agent, will constitute a legal, valid and binding obligation of the Placement Agent, enforceable in accordance with their respective terms, except to the extent that (i) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (ii) the enforceability hereof or thereof is subject to general principles of equity, or (iii) the indemnification provisions hereof or thereof may be held to be violative of public policy.

C.           The Placement Agent will deliver to each purchaser of Shares, prior to any submission by such person of a written offer relating to the purchase of the Shares, a copy of the Offering Documents as they may have been most recently amended or supplemented by the Company.

D.           The Placement Agent will not deliver the Offering Documents to any person it does not reasonably believe to be an Accredited Investor.

E.           The Placement Agent (i) will not intentionally take any action which it reasonably believes would cause the Offering to violate the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the respective rules and regulations promulgated thereunder (the “Rules and Regulations”), or applicable Blue Sky laws of any state or jurisdiction and (ii) will comply with Rule 502(c) of Regulation D under the Securities Act.

F.           The Placement Agent shall use all reasonable efforts to determine whether any prospective purchaser is a qualified Accredited Investor. The Placement Agent shall have no obligation to insure that (i) any check, note, draft or other means of payment for the Shares will be honored, paid or enforceable against the subscriber in accordance with its terms, or (ii) subject to the performance of the Placement Agent’s obligations and the accuracy of the Placement Agent’s representations and warranties hereunder, (a) the Offering is exempt from the registration requirements of the Securities Act or any applicable state “Blue Sky” law or (b) any prospective purchaser is a qualified Accredited Investor.

G.           The Placement Agent is a member of FINRA and is a broker-dealer registered as such under the Exchange Act and under the securities laws of the states in which the Shares will be offered or sold by the Placement Agent, unless an exemption for such state registration is available to the Placement Agent. The Placement Agent is in material compliance with all material rules and regulations applicable to the Placement Agent generally and applicable to the Placement Agent’s participation in the Offering.

4.           Representations and Warranties of the Company.

The Company hereby represents and warrants as follows:

A.           The execution, delivery and performance of this Agreement, the Subscription Agreements and the Placement Agent Warrants have been or will be, upon execution by the Company, duly and validly authorized by the Company, and is, or with respect to the Subscription Agreements and Placement Agent Warrants will be, upon execution by the Company, valid and binding agreements of the Company, enforceable in accordance with their respective terms, except to the extent that (i) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (ii) the enforceability hereof or thereof is subject to general principles of equity or (iii) the indemnification provisions hereof or thereof may be held to be violative of public policy. The Shares and the Placement Agent Warrants (collectively, the “Securities”) have been duly authorized and, when issued and paid for in accordance with the Offering Documents and the Subscription Agreements, as the case may be, the certificates or other instruments representing each of such Securities will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, and (ii) the enforceability thereof is subject to general principles of equity. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken by the Company.

B.           The authorized capital stock of the Company consists of 40,000,000 shares of common stock (“Common Shares”) and 11,000,000 shares of preferred stock, par value $.01 per share (the “Preferred Shares”). Of this total, 23,884,712 Common Shares are issued, which includes 699,907 shares held in treasury. There are no Preferred Shares outstanding. As of the date hereof, the Company has reserved 4,542,666 Common Shares for issuance upon the exercise of stock options, and 503,987 Common Shares for issuance upon the exercise of warrants, that have been granted to members of the Company’s Board of Directors, advisors, certain employees and others, and the Placement Agent in connection with a prior offering (“Option Securities”). All of the issued and outstanding shares of the capital stock of the Company are, and all shares of Common Shares reserved for issuance will be, upon issuance in accordance with the terms specified in the instruments or agreements pursuant to which they are issuable, duly authorized, validly issued, fully paid, and non-assessable. Except for the outstanding Option Securities, there are no outstanding options, warrants, rights to acquire or subscribe to, or commitments of any nature to which the Company is a party or may be bound, requiring the issuance or sale of any class of capital stock or other equity securities, or securities or rights convertible into or exchangeable for such shares or other equity securities.

C.           The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered or qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Effect”).

D.           The Securities, when issued, sold and delivered in accordance with the terms of the Subscription Agreements, the Placement Agent’s Warrant Agreement (to be executed as of the date of this Agreement) and this Agreement, for the consideration expressed herein, will be duly authorized and validly issued, will not be subject to any pre-emptive or similar right and will be free of restrictions on transfer other than restrictions on transfer under applicable securities laws. The execution and delivery of this Agreement, the Placement Agent’s Warrant Agreement and the Subscription Agreements, the issuance of the Securities and the consummation of the transactions contemplated hereby and thereby by the Company, have been duly and validly approved by all requisite corporate action, do not contravene any provisions of law or any order of any court or agreement or other instrument by which it is bound or by which any of its assets are affected (including, but not limited to, its charter and by-laws), or violate any judgment, order, injunction, statute or regulation applicable to it. No consent, waiver (including, without limitation, of any right of first refusal), approval or authorization of, or registration or qualification with, any person, bank or lender, corporation, association, governmental body or court, is required for the Company to enter into this Agreement, the Placement Agent’s Warrant Agreement or the Subscription Agreements, to issue the Securities or to consummate the transactions contemplated hereby or thereby that has not been obtained, except such filings as may be required pursuant to exemptions from registration under federal and state “Blue Sky” securities laws.

E.           The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property necessary to conduct its business, free and clear of all liens, encumbrances, claims, security interests and defects of any material nature whatsoever, other than liens for taxes not yet due and payable.

F.           There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the actual knowledge of the Company (without inquiry), threatened, against or affecting the Company, or any of its properties, which would reasonably be anticipated to result in a Material Adverse Effect.

G.           The Company has: (i) duly and timely filed all tax returns required to be filed by the Company under applicable law that include or relate to the Company, its income, assets, payroll, operations or business, which tax returns, to the best of the Company’s knowledge, are true, correct and complete in all material respects; and (ii) duly and timely paid, in full, all taxes which are currently due and payable and for which the Company is liable, except, in each case, where the failure to do so is not reasonably anticipated to result in a Material Adverse Effect.

H.           The Company: (i) is not in default under any material agreement, lease, license, contract or commitment, whether oral or written, including, without limitation, those with employees and consultants (“Material Agreements”) to which the Company is a party or by which any of its material assets are bound, and there is no event known to the Company that, with notice, or lapse of time, or both, would constitute a default by any party to any Material Agreement or give them any right to terminate or modify any of the same; and (ii) has not received notice that any party to any Material Agreement intends to cancel or terminate any Material Agreement or not to exercise any renewal or extension options under any Material Agreement. The Company is not in violation of any provision of its charter or by-laws or, to its knowledge, in violation of any franchise, license, permit, judgment, decree or order, or, to its knowledge, in violation of any statute, rule or regulation. Neither the execution and delivery of this Agreement, the Placement Agent’s Warrant Agreement or the Subscription Agreements, nor the issuance and sale or delivery of the Securities, nor the consummation of any of the transactions contemplated herein or in the Placement Agent’s Warrant Agreement or the Subscription Agreements, nor the compliance by the Company with the terms and provisions hereof or thereof, as the case may be, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company may be bound or to which any of the property or assets of the Company is subject, except any lien, charge or encumbrance which could not reasonably be expected to have a Material Adverse Effect; nor will such action result in any violation of the provisions of the charter or the by-laws of the Company, or (except any which could not reasonably be expected to have a Material Adverse Effect) of any statute or any order, rule or regulation applicable to the Company of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company.

I.           The Company holds, and is in compliance with, all permits, licenses, registrations and authorizations required by it in connection with the conduct of the business of the Company under all federal, state and local laws, rules and regulations, except where the failure to be in compliance has not had, and is not reasonably expected to have, a Material Adverse Effect.

J.           The Company maintains insurance policies, including, but not limited to, general liability and property insurance, which insures the Company and each of its employees against such losses and risks generally insured against by comparable businesses. The Company (i) has not failed to give notice or present any insurance claim with respect to any matter, including but not limited to the Company’s business, property or employees, under any insurance policy or surety bond in a due and timely manner, (ii) has no disputes or claims against any underwriter of such insurance policies or surety bonds nor has failed to pay any premiums due and payable thereunder, or (iii) has not failed to comply with all conditions contained in such insurance policies and surety bonds. To the Company’s knowledge, there are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company.

K.          The Securities, the Placement Agent’s Warrant Agreement and the Subscription Agreements conform in all material respects to all statements in relation thereto contained in the Offering Documents.

L.           The Company does not have outstanding obligations to any of its respective officers or directors, except as disclosed in the financial statements of the Company included in the Company’s Confidential Private Placement Memorandum.

M.          There are no claims for services in the nature of a finder’s or origination fee with respect to the sale of the Shares or any other arrangements, agreements or understandings that may affect the Placement Agent’s compensation.

N.           The Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business and there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company’s business. The Company’s current products, services or processes do not infringe or will not infringe on the patents currently held by any third party.

O.           The Company is not under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, licenses or technology it has developed, uses, employs or intends to use or employ, other than to their respective licensors or sublicensors.

P.           Subject to the performance by the Placement Agent of its obligations hereunder, the Offering Documents and the offer and sale of the Securities comply, and will continue to comply, up to the Termination Date in all material respects with the requirements of Rule 506 of Regulation D promulgated by the Commission pursuant to the Securities Act and any other applicable federal and state laws, rules, regulations and executive orders. Neither the Offering Documents nor any amendment or supplement thereto nor any documents prepared by the Company in connection with the Offering will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the Offering Documents are true and correct as of the date of the Offering Documents and will be true and correct on the date of the Closing.

Q.           Neither the Company, nor any of its officers, directors, employees or agents, nor any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (ii) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company, as reflected in any of the financial statements contained in the Offering Documents, or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company in the future.

R.           The Company does not believe it is required to register as an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

S.           The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

5.           Certain Covenants and Agreements of the Company.

The Company covenants and agrees at its expense and without any expense to the Placement Agent as follows:

A.           To advise the Placement Agent of any adverse change in the Company’s financial condition, prospects or business or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Offering Documents occurring at any time prior to the Closing as soon as the Company is either informed or becomes aware thereof.

B.           To use its best efforts to cause the sale of the Shares to be qualified or registered for sale, or to obtain exemptions from such qualification or registration requirements, under the securities laws of such jurisdictions as the Placement Agent shall reasonably request; provided that such states and jurisdictions do not require the Company to qualify as a foreign corporation. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company. The Company’s counsel shall perform the required “Blue Sky” service.

C.           Unless the Company is at the time a reporting company under the Exchange Act and has filed any of the following information pursuant to its obligations thereunder, to provide to the Placement Agent for five (5) years from the Termination Date, or until the termination or dissolution of the Company, whichever shall come first, copies of all quarterly and audited annual financial statements prepared by or on behalf of the Company.

D.           To apply the proceeds of the Offering in accordance with the stated purposes set forth in the Offering Documents.

E.           To provide the Placement Agent with as many copies of the Offering Documents as the Placement Agent may reasonably request.

F.           To ensure that any transactions between or among the Company and the General Partner and any of their respective affiliates be on terms and conditions that are no less favorable to the Company, than the terms and conditions that would be available in an “arm’s length” transaction with independent third parties.

G.           To comply with the terms of the Subscription Agreements.

6.           Indemnification.

A.           The Company hereby agrees that it will indemnify and hold the Placement Agent and each officer, director, shareholder, employee, agent, attorney, accountant or representative of the Placement Agent, and each person controlling, controlled by or under common control of the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all legal fees, filing fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Placement Agent or such indemnified person of the Placement Agent may become subject (1) as a result of claims asserted by third parties related to or arising out of the engagement of the Placement Agent by the Company pursuant to the terms hereof or in connection therewith and (2) under the Securities Act, the Exchange Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) Section 4 and Section 5 of this Agreement, (B) the Offering Documents (except those written statements relating to the Placement Agent given by an indemnified person for inclusion therein), (C) any application or other document or written communication executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Shares under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (A), (B) or (C) above of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) the breach of any material representation, warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Paragraph 6(A), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against the Placement Agent or such indemnified person as a direct result of the Placement Agent or such person’s gross negligence or willful misfeasance will be promptly repaid to the Company.

B.           The Placement Agent hereby agrees that it will indemnify and hold the Company and each officer, director, shareholder, employee, agent, attorney, accountant or representative of the Company, and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees, filing fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the Securities Act, the Exchange Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of the Placement Agent or its officers, employees or representatives in its acting as placement agent for the Offering, (ii) the breach of any material representation, warranty, covenant or agreement made by the Placement Agent in this Agreement, (iii) information in the Offering Documents relating to the Placement Agent prepared by the Placement Agent or any of its representatives for inclusion therein or (iv) the omission, or alleged omission, in the Offering Documents of a material fact required to be stated therein or necessary to make the statements therein not misleading information, in each case solely as such omission or alleged omission relate to the Placement Agent.

C.           Promptly after receipt by an indemnified party of notice of commencement of any action covered by Section 6(A) or 6(B), the party to be indemnified shall, within ten (10) business days, notify the indemnifying party of the commencement thereof; provided, however, that the omission by one indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and, provided further, shall not relieve the indemnifying party of any liability outside of this indemnification if not prejudiced thereby. In the event that any action is brought against the indemnified party, the indemnifying party will be entitled to participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such Section 6(A) or 6(B) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party’s control of the defense. Subject to the proviso of this sentence and notwithstanding any other statement to the contrary contained herein, the indemnified party or parties shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the indemnifying party if, (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties and a conflict of interest exists as a result (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of one additional counsel reasonably satisfactory to the indemnifying party shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party.

D.           In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6(A) or 6(B) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and the Placement Agent shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with the investigation or defense of same) which the other may incur in such proportion so that the Placement Agent shall be responsible for such percent of the aggregate of such losses, claims, damages and liabilities as shall equal the percentage of the gross proceeds paid to the Placement Agent and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(D), any person controlling, controlled by or under common control with the Placement Agent, or any partner, director, officer, employee, representative or any agent of any thereof, shall have the same rights to contribution as the Placement Agent and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each officer of the Company and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this Section 6(D), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation they may have hereunder or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby. The indemnity and contribution agreements contained in this Section 6 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person or any termination of this Agreement.

7.           Payment of Expenses.

The Company will pay all expenses related to the Offering, including, but not limited to, the fees and expenses of its counsel, all expenses incurred in connection with Blue Sky registrations, all printing and duplication costs related to the Offering Documents, in such quantities as the Placement Agent reasonably deems necessary, filing fees, escrow agent fees and expenses, and all postage, mailing and express charges and other expenses in connection with the delivery of copies of the Offering Documents and Subscription Agreements and the distribution of securities after any Closing.

8.           Conditions of the Closings

Each Closing shall be held at the offices of the Placement Agent or its counsel. The obligations of the Placement Agent hereunder shall be subject to: the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the date of the Closing with respect to the Company as if it had been made on and as of such Closing; the accuracy on and as of each Closing of the statements of the officers made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing of its covenants and obligations hereunder including at or prior to each Closing, the Company shall have duly executed and delivered the appropriate documentation representing the Shares to the Placement Agent as agent for the respective purchasers whose subscriptions have been accepted by the Company.

9.           Termination.

This Agreement shall terminate if the Initial Closing does not take place on or before the seventh (7th) business day following the Termination Date or as soon thereafter as the funds received from subscriptions have cleared the banking system in the normal course of business. Either the Placement Agent or the Company may terminate the Offering in its sole discretion prior to the Initial Closing. In the event that the Company determines to terminate the Offering from and after the date hereof through the end of the Offering Period for any reason other than the Placement Agent’s breach of the terms of this Agreement, and the Placement Agent is willing to proceed, then the Company shall immediately pay to the Placement Agent its actual out-of- pocket expenses, including but not limited to fees and expenses of its legal counsel and reasonable travel expenses. Upon such termination, all Subscription Agreements and payments for the Shares not previously delivered to the purchasers thereof, without interest thereon or deduction therefrom, shall be returned to the respective subscribers, the Placement Agent shall have no further obligation to the Company, and the Company shall have no obligation to the Placement Agent, except for payment of its actual out-of-pocket expenses as set forth herein. If the Placement Agent does not or fails to complete the proposed private placement and the reasons therefor are reasonably related to a material adverse change in the business or financial results, prospects or condition of the Company, or if the proposed offering is not completed because of the Company’s actions or failure to take such actions as are reasonably required hereunder and the Placement Agent is prepared to perform in accordance with the terms herein, then, in any such case, the Company agrees to promptly pay the Placement Agent its actual out-of-pocket expenses. If the Placement Agent does not or fails to complete the proposed private placement and the reasons therefor are reasonably related to a material adverse change in market conditions, the Company agrees to promptly pay the Placement Agent its actual out-of-pocket expenses.

10.         Miscellaneous.

A.           This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

B.           Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered or faxed, addressed as follows:

To the Placement Agent:

DPEC Capital, Inc.

135 Fifth Avenue, 10th Floor

New York, New York 10010

Attn.: Mr. Tim Holderbaum

Fax: (212) 655-0140

To the Company:

Algodon Wines & Luxury Development Group, Inc.

135 Fifth Avenue, 10th Floor

New York, New York 10010

Attn.: Mr. Scott Mathis

Fax No. (212) 655-0141

or to such other address of which written notice is given to the others.

C.           This Agreement shall be governed by and construed in all respects under the laws of the State of Delaware, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted in such federal or state court or courts located within the State of New York as provided by law. The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of New York and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

D.           This Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto with respect to this Offering and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

E.           If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

DPEC CAPITAL, INC.		Algodon Wines & Luxury Development Group, Inc.

By:	/s/ Tim Holderbaum	By:	/s/ Scott L. Mathis
	Name: Tim Holderbaum		Name: Scott L. Mathis
	Title: Financial and Operations Principal		Title: Chairman

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